Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

In the following list of subsidiaries of Arthur J. Gallagher & Co., those companies that are indented represent subsidiaries of the corporation under which they are indented.  Except for directors’ qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent.

State or Other
Jurisdiction of
Name	Incorporation

Arthur J. Gallagher & Co.	Delaware
AJG Meadows, LLC	Delaware
2950 Land Company LLC	Delaware
2950 Land Company Manager, LLC	Delaware
Gallagher Risk Group LLC	Delaware
Gallagher (Bermuda) Insurance Solutions Ltd.	Bermuda
Fortress Insurance, LLC	Delaware
RIL Administrators (Guernsey) Ltd.	Guernsey
Sentinel Indemnity, LLC	Delaware
Artex Risk Solutions, Inc.	Anguilla
Protected Insurance Company	Bermuda
Renomia A.S (1)	Czech Republic
Edelweiss Insurance Brokers Limited	India
Risk Placement Services, Inc.	Illinois
Bollinger, Inc.	New Jersey
Bollinger Insurance Services, Inc.	Delaware
First Premium, Inc.	Louisiana
Premium Finance Corporation	Wisconsin
American Freedom Carriers, Inc.	Indiana
College and University Scholastic Excess Risk Purchasing Group, LLC	California
Consolidated Casualty Specialties, LLC	Delaware
Pronto Holdco, Inc.	Delaware
Pronto Premium Finance, LLC	Texas
Pronto Franchise, LLC	Texas
Pronto Insurance Agency of Laredo, Inc.	Texas
Pronto General Agency Management, LLC	Texas
Pronto General Agency, Ltd	Texas
Pronto Florida General Agency, LLC	Delaware
Pronto Florida Claims, LLC	Delaware
Premier Insurance Services Inc.	California
Pronto California General Agency, LLC	Delaware
Pronto California Agency, LLC	Delaware
AJG Financial Services, LLC	Delaware
Arthur J. Gallagher Service Company, LLC	Delaware
Arthur J. Gallagher & Co. (Illinois)	Illinois
Gallagher Mauritius Holdings	Mauritius
Gallagher Service Center LLP	India
Arthur J. Gallagher (U.S.) LLC	Delaware
Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Delaware
Gallagher Securities, Inc.	Delaware
Arthur J. Gallagher Risk Management Services, Inc.	Illinois
Gallagher Re (US) LLC	Delaware
Willis Re Inc.	Delaware
Gallagher Reinsurance Brokers Miami LLC	Delaware
AJG Coal, LLC	Delaware
Gallagher Clean Energy, LLC	Delaware
MG Advanced Coal Technologies-1, LLC	Delaware
Advanced Energy Systems, LLC (2)	Delaware

AJG RCF LLC	Delaware
Allied Claims Administration, Inc. (3)	Georgia
AJGRMS of Louisiana, LLC	Louisiana
Gallagher Mississippi Brokerage, LLC	Mississippi
Healthcare Professionals Purchasing Group, LLC	Delaware
Professional Agents Risk Purchasing Group, Inc.	Delaware
Real Estate Services Council Risk Purchasing Group, LLC	Nevada
Insurance Plus Risk Purchasing Group, LLC	Delaware
Velo Holdings Inc.	Delaware
Carefree Marketing, Inc.	Illinois
Discount Development Services, L.L.C.	Illinois
Uni-Care, Inc.	Illinois
FYI Direct, LLC	Delaware
Adaptive Marketing LLC	Delaware
Arthur J. Gallagher & Co. Insurance Brokers of California, Inc.	California
Charity First Insurance Services, Inc.	California
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	California
Scholastic First Risk Purchasing Group, LLC	California
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group, LLC	California
Nonprofit Insurance Risk Purchasing Group, LLC	California
Artex Risk Solutions, Inc.	Delaware
Copper Mountain Assurance, Inc.	Utah
CMA Solutions, LLC	Utah
Artex Insurance (Tennessee) PCCIC, Inc.	Tennessee
Bluewater Incorporated Cell Insurance Company	Tennessee
Horseshoe Insurance Services Holdings US, Inc.	Delaware
Horseshoe Fund Services USA, Inc.	Delaware
Gallagher Benefit Services, Inc.	Delaware
GBS Retirement Services, Inc.	New York
GBS Insurance and Financial Services, Inc.	Delaware
GBS Administrators, Inc.	Washington
Gallagher Fiduciary Advisors, LLC	Delaware
GBS Specialty Markets, LLC	Delaware
Gallagher Investment Advisors, LLC	Delaware
Gallagher Voluntary Benefits, LLC	Delaware
EHE Holdings, LLC	Michigan
The EHE Group, LLC	Michigan
The EHE Insurance Agency, LLC	Michigan
AHC Digital LLC	Minnesota
Gallagher Bassett Services, Inc.	Delaware
GBCare, LLC	Delaware
GBCare Texas HCN, LLC	Texas
Gallagher Bassett International Ltd.	England
Gallagher Bassett Insurance Services, Ltd.	England
Countrywide Accident Assistance Limited	England
Strata Solicitors Ltd	England
HMG-PCMS Limited	England
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Services Pty Ltd.	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd.	Australia
Gallagher Bassett Services NZ Pty Ltd.	New Zealand
Corporate Services Network Pty Ltd.	Australia
Aurenda Pty Ltd.	Australia
Aurenda Training Services Pty Ltd.	Australia
PT IBS Insurance Broking Service (4)	Indonesia
Gallagher International Holdings (US) Inc. (5)	Delaware
Bonus Drive Canada Limited	Canada
Coverdell Canada Corporation	Canada
Arthur J. Gallagher Latin America, LLC	Illinois

Gallagher Corporate Services, LLC	Delaware
Gallagher International Cash Management s.r.l.	Barbados
SP&G Insurance Brokers Sdn Bhd (6)	Malaysia
Arthur J. Gallagher (Bermuda) Holding Partnership (7)	Bermuda
Arthur J. Gallagher Chile Corredores de Reaseguros, S.A. (8)	Chile
AJG Holding (Chile) SpA. (9)	Chile
Arthur J. Gallagher Corredores de Seguros S.A. (10)	Chile
Gallagher Colombia (UK) Limited (11)	England
Gallagher Columbia (UK) Holdings Limited	England
Arthur J. Gallagher RE Colombia Ltda Corredores de Reaseguros SA	Colombia
Gallagher Consulting Ltda	Colombia
Gallagher's Excellence Center for Agencies Limitada	Colombia
Arthur J. Gallagher Corredores de Seguros S.A. (12)	Colombia
Arthur J. Gallagher Perú Corredores de Reaseguros, S.A. (13)	Peru
Arthur J. Gallagher Perú Corredores de Seguros S.A. (14)	Peru
Arthur J. Gallagher Asesoria S.A.C.	Peru
PhilPacific Insurance Brokers and Managers, Inc. (15)	Philippines
Gallagher Brasil Holdings LTDA	Brasil
Gallagher Brasil Corretora De Seguros LTDA	Brasil
Willis Re GmbH	Germany
Willis Re Bermuda Limited (Bermuda)	Bermuda
Willis Re Bermuda Limited Resilience Re Bermuda Limited	Bermuda
Gallagher Insurance Brokers (Hong Kong) Limited	Hong Kong
Willis Re LaBuan Limited (Malaysia)	Malaysia
Willis Re K. K.	Japan
ACE Holding W.L.L.	Bahrain
ACE Insurance Brokers Limited	KSA
ACE Insurance Consultants Limited (KSA)	KSA
ACE Re Reinsurance Brokers Limited	KSA
Gallagher European Holdings Limited (United Kingdom)	England
Gallagher Insurance Brokers (Taiwan) Limited (Taiwan)	Taiwan
SMERI AB	Sweden
Proinova AB	Sweden
Proinova Agency AB	Sweden
Hesse & Partner, AG (16)	Switzerland
Verbag AG. (16)	Switzerland
Hesse Consulting Gmbh (16)	Switzerland
Nordic Försäkring & Riskhantering AB	Sweden
Arthur J. Gallagher Sweden AB	Sweden
Arthur J. Gallagher (Singapore) Pte Ltd	Singapore
IBS Reinsurance Singapore Pte Ltd	Singapore
Willis Re S.A.S.	France
Willis Re Southern S.P.A.	Italy
Willis Re (Proprietary) Limited	South Africa
Arthur J Gallagher (Norway) Holdings AS	Norway
Bergvall Marine A.S.	Norway
Parisco AS (Norway)	Norway
Willis Re Nordic AS	Norway
Pastel Holdings Pty Limited	Australia
GBS (Australia) Holdings Pty Ltd	Australia
Gallagher Benefit Services Pty Ltd	Australia
Complete Financial Balance Pty Ltd	Australia
Finergy Solutions Pty Ltd	Australia
Avantek Pty Ltd	Australia
Personal Advice Services Pty Ltd	Australia
Super Advice Corporate Services Pty Ltd	Australia
Arthur J. Gallagher (Life Solutions) Pty Ltd	Australia
Bellisle Pty Ltd	Australia
Fortress Financial Solutions Pty Ltd	Australia

Blueleaf Consulting Pty Ltd.	Australia
Effectus Consulting Pty Ltd	Australia
Pastel Purchaser Pty Limited	Australia
Elantis Premium Funding Limited	Australia
OAMPS Limited	Australia
Gallagher Risk Placements Pty Ltd	Australia
Willis Reinsurance Australia Limited	Australia
Arthur J. Gallagher & Co. (AUS) Ltd	Australia
OAMPS Gault Armstrong Pty Ltd	Australia
Gault Armstrong SARL	New Caledonia
Instrat Integration Holdco Pty Ltd	Australia
Milne Alexander Pty Ltd	Australia
MA Underwriting Pty Ltd	Australia
I-Protect Underwriting Pty Ltd	Australia
Insure Pty Ltd	Australia
Strathern Integration Holdco Pty Ltd	Australia
Kingspark Enterprises Pty Ltd	Australia
Strathern Insurance Group Pty Ltd	Australia
Strathern Unit Trust	Australia
Strathearn Insurance Brokers (Qld) Trading Trust	Australia
Secure Enterprises Pty Ltd	Australia
Parkstar Enterprises Pty Ltd	Australia
Arthur J. Gallagher Australasia Holdings Pty Ltd.	Australia
Pen Underwriting Pty Ltd	Australia
Pastel Holding (NZ) Company	New Zealand
Pastel Purchaser (NZ) Limited	New Zealand
Mike Henry Insurance Brokers Limited	New Zealand
Mike Henry Insurance Funding Limited	New Zealand
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Elantis Premium Funding (NZ) Limited	New Zealand
Crombie Lockwood (NZ) Limited	New Zealand
Fraser MacAndrew Ryan Limited	New Zealand
Monument Premium Funding Limited	New Zealand
Monument Insurance (NZ) Limited	New Zealand
Offshore Market Placements Limited	New Zealand
Gallagher Canada Acquisition Corporation	Canada
Willis Re Canada	Canada
AJG North America ULC	Canada
Gallagher Energy Risk Services Inc.	Canada
Arthur J. Gallagher Group Quebec ULC	Canada
Arthur J. Gallagher Canada Limited (17)	Canada
Cintran Claims Canada Limited	Canada
GPL Assurance Inc.	Canada
Game Day Insurance Inc.	Canada
Cain Insurance Services Ltd	Canada
Towerhill Insurance Investments, Inc.	Canada
Towerhill Insurance Underwriters, Inc.	Canada
Casanueva Perez SAPI de C.P.	Mexico
Casanueva Perez II	Mexico
Gallagher Benefit Services (Canada) Group Inc.	Canada
Gallagher Benefit Services (Holdings) Limited	England
Gallagher Benefit Services Management Company Limited	England
Gallagher Risk & Reward Limited	England
Gallagher Communications Limited	England
Argentis Financial Group Limited	England
Argentis Financial Management Limited	England
Anthony Hodges Consulting Limited	England
Gallagher Caribbean Group Limited	St. Lucia
Gallagher Re Brasil Participacoes LTDA	Brasil

Gallagher Re Latin America Corretora De Resseguros LTDA	Brasil
Mecacem Insurance SPC Ltd	Cayman Islands
Gallagher Insurance Brokers (Barbados) Limited	Barbados
Gallagher Insurance Brokers Jamaica Limited	Jamaica
Gallagher Insurance Brokers (St. Lucia) Limited	St. Lucia
Gallagher Insurance Brokers (St. Vincent) Limited	St. Vincent
Gallagher Insurance Brokers (St. Kitts & Nevis) Limited	St. Kitts and Nevis
CGM Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Risk Management Services Limited	Trinidad and Tobago
Briat Insurance Ltd.	Cayman Islands
Artex Risk Solutions (International) Ltd	Guernsey
Artex Holdings (Gibraltar) Limited	Gibraltar
Artex Corporate Services Limited	Gibraltar
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey
Artex Insurance ICC Limited	Guernsey
Artex Insurance (Guernsey) PCC Limited	Guernsey
Harlequin Insurance PCC Limited	Guernsey
Mannequin Insurance PCC Limited	Guernsey
Artex Holdings (Malta) Limited	Malta
Artex Insurance Brokers (Malta) PCC Limited	Malta
Osprey Insurance Brokers Limited	Malta
Artex Risk Solutions (Malta) Limited	Malta
Artex Corporate Services (Malta) Limited	Malta
Artex Risk Solutions (UK) Limited	England
Artex Risk Solutions (Singapore) Pte Ltd	Singapore
Heritage Insurance Brokers (CI) Limited	Guernsey
Hexagon Insurance PCC Limited	Guernsey
Septagon Insurance PCC Limited	Guernsey
Axe Insurance PCC Limited	Guernsey
Horseshoe Insurance Services Holdings Ltd	Bermuda
Horseshoe Management Ltd.	Bermuda
Horseshoe Insurance Advisory Ltd.	Bermuda
Horseshoe Re Limited	Bermuda
Horseshoe Services (Cayman) Ltd	Cayman Islands
PEN Insurance Management Advisors Ltd	Bermuda
Horseshoe Services (Pty) Ltd	Sri Lanka
Horseshoe Management (Ireland) Ltd	Ireland
Horseshoe ILS Services UK Ltd	England
Horseshoe Corporate Services Ltd	Bermuda
Horseshoe Management (Gibraltar) Limited	Gibraltar
Convergence Risk Services Ltd	Bermuda
Horseshoe Fund Services Ltd	Bermuda
Horseshoe Fund Services (Cayman) Ltd	Cayman Islands
Greenseed Alternative Managers Platform Ltd	Bermuda
Horseshoe PCC Limited	England
ILS Fund Services Ltd.	Bermuda
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher Management (Bermuda) Limited	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Artex Insurance (Cayman) SPC Limited	Cayman Islands
SEG Insurance Ltd	Bermuda
Artex Intermediaries, Ltd	Bermuda
Artex Risk Solutions (Bermuda) Ltd	Bermuda
Artex (SAC) Limited	Bermuda
Arthur J. Gallagher Holdings (UK) Limited	England
GGB Finance 3 Limited	England
GGB Finance 4 Limited	England
GGB Finance 5 Limited	England

Gallagher Holdings (UK) Limited	England
Willis Re Ltd. (UK)	England
Willis Tower Watson Securities Europe Limited (UK)	England
GGB Finance 1 Limited	England
GGB Finance 2 Limited	England
Manchester Underwriting Agencies Limited (UK)	England
Manchester Underwriting Agencies Limited (UK)	England
Pelican Underwriting	England
MUM European Holdings Limited (Malta)	England
Jatco Insurance Brokers PCC Limited (Malta)	England
Arthur J. Gallagher Services (UK) Ltd	England
Arthur J. Gallagher (UK) Limited	England
Risk Management Partners Limited	England
Alesco Risk Management Services Limited	England
Capsicum Reinsurance Brokers LLP (18)	England
Alize Limited	Bermuda
Gallagher Reinsurance Brokers Bermuda Limited	Bermuda
Pen Underwriting Limited	England
Risk Services (NW) Limited	England
Portmore Insurance Brokers Limited	England
Portmore Insurance Brokers (Wilshire) Limited	England
Pavey Group Holdings (UK) Limited	England
Pavey Group Holdings Limited	England
Pavey Group Limited	England
Purple Bridge Group Limited	England
Just Landlords Insurance Services Ltd	England
Vasek Insurance Services Limited	England
Unoccupied Direct Limited	England
Purple Bridge Investments Limited	England
Purple Bridge Publishing Limited	England
Purple Bridge Finance Limited	England
Purple Bridge Claims Management Limited	England
Purple Bridge Online Services Limited	England
Insure My Villa Limited	England
RGA Underwriting Limited	England
RGA Referencing Limited	England
Rentguard Limited	England
Home & Travel Limited	England
Bollington Wilson Group Limited	England
Bollington Wilson Limited	England
Talbot Deane Investments	England
The Bollington Group (Holdings) Limited	England
Bollington Insurance Brokers Limited	England
Bollington Underwriting Limited	England
Compucar Limited	England
F. Wilson Group Limited	England
F. Wilson (Holdings) Limited	England
F. Wilson (Insurance Brokers) Limited	England
Dalton Browne Limited	England
Northern Keep Limited	England
Ashgrove Insurance Services Limited	England
CLA Risk Solutions) Limited	England
Prophet Group Limited	England
Prophet ride Credit Limited	England
Prophet Reports & Collections Limited	England
Watson Laurie Holdings Limited	England
Watson Laurie Limited	England
Stackhouse Poland Group Limited	England
Stackhouse Poland Midco Limited	England

Stackhouse Poland Bidco Limited	England
Stackhouse Poland Holdings Limited	England
Symmetry Private Insurance Limited	England
Stackouse Poland Limited	England
Inspire Underwriting Limited	England
Foley Healthcare Limited	England
Honour Point Limited	England
Lucas Fettes Limited	England
Ptarmigan Underwriting UK Limited	England
Ptarmigan Underwriting Agency Limited	England
Protek Group Limited (19)	England
Consumer Code for New Homes Limited	England
Antrobus Investments Limited	England
Insurance Acquisitions Holdings Limited	England
Quantum Underwriting Solutions Limited	England
Title Investments Limited	England
Title & Covenant Brokers Ltd.	England
Risk Solutions Group Limited	England
Property Insurance Initiatives Limited	England
HLG Holdings Limited	England
Friary Intermediate Limited	England
Heath Lambert Limited	England
Heath Lambert Overseas Limited	England
Fenchurch Faris LLC (20)	Jordan
Fenchurch Faris Insurance and Reinsurance Brokers Company LLC (21)	Saudi Arabia
Insurance Dialogue Limited	England
Property and Commercial Limited	England
Gallagher Benefits Consulting Limited	England
Rio 587 Limited	England
Rio 588 Limited	England
Arthur J. Gallagher Insurance Brokers Limited (22)	Scotland
Igloo Insurance PCC Limited	Guernsey
Quillco 226 Limited	Scotland
Quillco 227 Limited	Scotland
Ink Underwriting Agencies Limited	England
Giles Holdings Limited	Scotland
RA Rossborough Ltd.	Jersey
RA Rossborough (Insurance Brokers) Ltd	Jersey
Rossborough Insurance (IOM) Ltd.	Isle of Man
Rossborough Healthcare International Ltd	Guernsey
RA Rossborough (Guernsey) Ltd.	Guernsey
Gallagher Holdings Four (UK) Limited	England
OAMPS (UK) Limited	England
Oval Limited	England
Oval EBT Trustees Limited	England
Oval Insurance Broking Limited	England

Notes

(1)	70.3% owned by unrelated party
(2)	15% of the Membership Interests of this subsidiary is owned by an unrelated third party
(3)	50% owned by an unrelated third party.
(4)	60% owned by third party
(5)	Gallagher International Holdings (US) Inc. is a 98% partner and Arthur J. Gallagher Latin America, LLC is a 2% partner in the Bermuda Partnership
(6)	51% owned by unrelated party
(7)	Holds 21.27% ownership interest in Casanueva Perez S.A.P. de C.V. (Grupo CP)

(8)	23.17% owned by management
(9)	18.35% owned by management
(10)	8.06% owned by management
(11)	38.96% owned by management
(12)	0.03% owned by management
(13)	7% owned by management
(14)	4.1% owned by management
(15)	33.34% owned by Arthur J. Gallagher (Bermuda) Holdings Partnership; remainder owned by management
(16)	35% owned by management
(17)	6.4% owned by local management
(18)	0.01% interest owned by Alseco Risk Management Services Limited
(19)	33% owned by Lucas Fettes Limited. 67% owned by management
(20)	90% owned by unrelated party
(21)	14% economic internest owned by Heath Lambert Overseas Limited, 40% by direct parent and 46% by unrelated party
(22)	51.22% owned by Rio 588 Ltd. and 48.78% owned by Giles Holding